--------------------------------------------------------------------------------
                         CLOSING STATEMENT INFORMATION
--------------------------------------------------------------------------------

Property Name:        1800 SHERMAN OFFICE BUILDING

Seller:               1800 SHERMAN ASSOCIATES
                      an Illinois general partnership

Purchaser:            PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.
                      a Delaware limited partnership

Proration Date:       8/5/98

Proration as of:      11:59 PM, WEDNESDAY, AUGUST 5, 1998

Closing Date:         8/5/98

Closing as of:        WEDNESDAY, AUGUST 5, 1998

Tax Begin Date:       8/1/98

Tax End Date:         8/5/98

Month Begin Date      8/1/98

Month End Date        8/31/98

                               CLOSING STATEMENT
                         1800 SHERMAN OFFICE BUILDING

--------------------------------------------------------------------------------

SELLER:                   1800 SHERMAN ASSOCIATES
                          an Illinois general partnership

PURCHASER:                PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.
                          a Delaware limited partnership

PRORATION DATE:           11:59 PM, WEDNESDAY, AUGUST 5, 1998

CLOSING (FUNDING) DATE:   WEDNESDAY, AUGUST 5, 1998

---------------------------------------------------------------------------------------------------------------
                                                                                     CREDIT              CREDIT
                                                                                  PURCHASER              SELLER
                                                                           ----------------    ----------------
PURCHASE PRICE                                                                                    14,800,000.00

EARNEST MONEY (held by the Chicago Title Insurance Company)                      250,000.00

INTEREST ON EARNEST MONEY                                                               POC

CREDIT FOR 1997 SECOND INSTALLMENT OF PROPERTY TAXES                             550,000.00

PRO-RATE AUGUST, 1998 LEASE CHARGES                                              148,573.23
          [See Schedule D]

TENANT PREPAID RENTS                                                                  89.60
          [See Schedule B]

TENANT IMPROVEMENT CREDIT FOR ARTHUR WINTER                                                            2,800.00

PRO-RATE SERVICE CONTRACTS                                                        15,618.03
          [See Schedule C]

SECURITY DEPOSITS                                                                 67,577.59
          [See Schedule D]

PARKING TAX CREDIT 7/21/98-8/31/98                                                   884.00
          [See Schedule E]

UNION VACATION CREDIT                                                              2,559.36

EVANSTON WATER & SEWER DEPARTMENT COMPLIANCE CREDIT (NOTE 4)                         972.00
                                                                           ----------------    ----------------

          SUBTOTALS                                                            1,036,273.81       14,802,800.00

CASH AMOUNT DUE TO SELLER                                                     13,766,526.19
                                                                           ----------------    ----------------

          TOTAL CREDITS                                                       14,802,800.00       14,802,800.00
                                                                           ================     ===============

NOTES:

[1] Utility payments shall be directed to the parties for their respective periods of ownership based upon meter readings ordered the day before the Closing Date, or if meter readings are made after closing, utility payments will be reprorated after closing.

[2] Interest earned on the Earnest Money Deposit shall be returned directly to Purchaser.

[3] The owner of the building is obligated to pay a sales tax to the City of Evanston based on parking tickets sold. The seller is crediting the purchaser with parking tickets sold and used during the sellers period of ownership.

[4] Seller is crediting Purchaser to pay remaining costs for Cahill Plumbing to repair water control devices to comply with City of Evanston Water & Sewer Department requirements and to address issues raised in August 1, 1998 letter from Water & Sewer Department to Equity Office Properties. This amount also covers payment of October 1997 amounts incurred by Seller and visit to property on August 6, 1998.

APPROVED:  SELLER                             APPROVED:  PURCHASER

1800 SHERMAN ASSOCIATES                       PRENTISS PROPERTIES ACQUISITION
an Illinois general partnership               PARTNERS, L.P.
                                              a Delaware limited partnership

By: First Capital Income and Growth Fund      By: Prentiss Properties I, Inc.,
Series-XII, an Illinois limited               a Delaware corporation, its
partnership, a general partner                general partner

By: First Capital Financial Corporation,
a Florida corporation, its general partner

By:                                           By:
    ----------------------------                  ------------------------------

By: First Capital Fund Series-XIV,
a Real Estate Limited Partnership,
an Illinois limited partnership,
a general partner

By: First Capital Fund XIV, Inc.
an Illinois corporation, its general partner

By:
   ----------------------------

--------------------------------------------------------------------------------

                         1800 SHERMAN OFFICE BUILDING

                          SOURCES AND USES STATEMENT

--------------------------------------------------------------------------------

                         PURCHASER'S SOURCES AND USES:

BALANCE OF CASH TO BE FUNDED BY PURCHASER                          13,766,526.19
                                                                   -------------
ADDITIONAL CASH OUTLAYS BY PURCHASER:

  CHICAGO TITLE INSURANCE COMPANY
    Title Insurance Policy Endorsements (100%)     975.00
    Escrow Fees (50%)                              750.00
    Deed Recording (100%)                           25.00
    Holdback Escrow Fee (100%)                     500.00

  PAYMENT OF RUDNICK & WOLFE                    34,300.00

  PAYMENT OF PRIME APPRAISAL GROUP, LLC.         3,000.00
                                                ---------

  PURCHASER'S CLOSING COSTS                                            39,550.00
                                                                   -------------

TOTAL CASH OUTLAY BY PURCHASER                                     13,806,076.19
                                                                   =============

--------------------------------------------------------------------------------

                          SELLER'S SOURCES AND USES:


EARNEST MONEY                                                         250,000.00
CASH AMOUNT DUE TO SELLER                                          13,766,526.19
                                                                   -------------
TOTAL SELLER'S SOURCES                                             14,016,526.19
                                                                   -------------

ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:

  CHICAGO TITLE INSURANCE COMPANY
    Title Insurance Premium (100%)               5,185.00
    Transfer Taxes (100%)                       22,200.00
    Land Trust Fees (100%)                         185.00
    Escrow Fees (50%)                              750.00
                                                ---------
                                                                       28,320.00

COMMISSION FOR CB COMMERCIAL                                          333,000.00

HOLDBACK ESCROW TO BE HELD BY CHICAGO TITLE                           500,000.00
                                                                   -------------

TOTAL CASH OUTLAY BY SELLER                                           861,320.00


BALANCE TO SELLER                                                  13,155,206.19
                                                                   =============

                                  SCHEDULE A

--------------------------------------------------------------------------------

1800 SHERMAN OFFICE BUILDING
PRO-RATE 1997 PROPERTY TAXES
PRORATION MADE AS OF:             11:59 PM, WEDNESDAY, AUGUST 5, 1998

--------------------------------------------------------------------------------

ACTUAL FIRST INSTALLMENT FOR 1997 REAL ESTATE TAXES (PAYABLE 1998)
------------------------------------------------------------------
#11-18-119-022-0000                                                  510,034.60
                                                                     ----------

ESTIMATED SECOND INSTALLMENT OF 1997 TAXES (PAYABLE 1998)            550,000.00

PURCHASER'S  PRORATA SHARE OF 1997 TAXES               0/365              0.000%
                                                                     ----------

PURCHASER'S SHARE OF 1997 TAXES                                               -
SELLER'S SHARE OF 1997 TAXES                                         550,000.00

CREDIT DUE TO PURCHASER (SELLER):                                    550,000.00
                                                                     ==========

                                  SCHEDULE B

--------------------------------------------------------------------------------

1800 SHERMAN OFFICE BUILDING
TENANT PREPAID RENTS
PRORATION MADE AS OF:             11:59 PM, WEDNESDAY, AUGUST 5, 1998

--------------------------------------------------------------------------------

                                                                         AMOUNT
SUITE #         TENANT NAME                                              PREPAID
--------------------------------------------------------------------------------
        Prepaid Rent:

    110         FEDERAL EXPRESS                                            89.60
                                                                         -------

                                        CREDIT TO PURCHASER                89.60
                                                                         =======

                                                            SCHEDULE C
------------------------------------------------------------------------------------------------------------
1800 SHERMAN OFFICE BUILDING
RECURRING PAYABLES PRORATION
PRORATION MADE AS OF:                           11:59 PM, WEDNESDAY, AUGUST 5, 1998
------------------------------------------------------------------------------------------------------------
                   SERVICE CONTRACTS
                                                                                                 CREDIT DUE
                                                              BILLING PERIOD        # of DAYS     PURCHASER
VENDOR NAME                                     PAYMENT      BEGIN        END         CREDIT     or (SELLER)
------------------------------------------------------------------------------------------------------------

PAID BY SELLER

Advent Systems, Inc.                             (705.00)   06/01/98    08/31/98        26          (199.24)
Otis Elevator                                  (2,451.48)   08/01/98    08/31/98        26        (2,056.08)
Rentokil Inc.-Tropical Plant Services            (535.62)   08/01/98    08/31/98        26          (449.23)
Smithereen Exterminating Company                 (198.00)   08/01/98    10/31/98        87          (187.24)
                                                                                                  ---------

                                      CREDIT DUE TO PURCHASER (SELLER)                            (2,891.79)

PAYABLE BY PURCHASER

Admiral Security Services                       5,136.00    08/01/98    08/31/98         5           828.39
BFI Waste Systems                                 595.00    08/01/98    08/31/98         5            95.97
The Brickman Group, LTD (Landscaping)             725.00    08/01/98    08/31/98         5           116.94
H-O-H Chemicals, Inc.                              78.21    08/01/98    08/31/98         5            12.61
Illinois Recycling Service                        272.79    08/01/98    08/31/98         5            44.00
Lakeside Building Maintenance                  10,375.46    08/01/98    08/31/98         5         1,673.46
Thomas M. Tully, Ltd. (1997 Tax Appeal) (3)    15,000.00    01/01/98    12/31/98       365        15,000.00
                                                                                                  ---------

                                      CREDIT DUE TO PURCHASER (SELLER)                            17,771.37

UNION DUES AND OTHER AMOUNTS (2)

Union Dues                                         54.20    08/01/98    08/31/98         5             8.74
Educational Fund For Engineer                     200.00    06/01/98    05/31/99        66            36.16
Health and Welfare                                400.00    08/01/98    08/31/98         5            64.52
                                                                                                  ---------

                                      CREDIT DUE TO PURCHASER (SELLER)                               109.42

INCOME

Paging Network                                    750.00    08/01/98    08/31/98        26           629.03
Ameritech (1)                                       0.00    08/01/98    08/31/98        26             0.00
UPS (1)                                             0.00    08/01/98    08/31/98        26             0.00
                                                                                                  ---------

                                      CREDIT DUE TO PURCHASER (SELLER)                               629.03
                                                                                                  ---------

                                      TOTAL CREDIT DUE TO PURCHASER (SELLER)                      15,618.03
                                                                                                  =========

(1) No income has been received year to date, therefore no proration as of closing.

(2) Union pension benefits for engineer are payable hourly. Seller will calculate and pay such union benefits for the period through closing directly to union.

(3) 1998 payment to Tully to be paid by purchaser after closing.

                                                            SCHEDULE D
-----------------------------------------------------------------------------------------------------------------------------------
1800 SHERMAN OFFICE BUILDING
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF:                           11:59 PM, WEDNESDAY, AUGUST 5, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       AUGUST       AUGUST       AUGUST
                                                         TENANT       MONTHLY   ESCALATION        OTHER         TOTAL       CHARGES
TENANT                                             DEPOSITS (2)          RENT      CHARGES       INCOME       CHARGES          PAID
-----------------------------------------------------------------------------------------------------------------------------------
Academic Counseling                                    1,572.25      1,891.50       127.34       184.52      2,203.36      2,203.36
Block, Keith M.D. (Ste. 513)                                 --      3,427.00       241.01           --      3,668.01            --
Block, Keith M.D. (Ste. 390)                                 --      6,594.58       135.47       150.00      6,880.05            --
Block, Keith M.D. (Ste. 515)                           2,501.15      6,093.08       428.50       614.87      7,136.45            --
Brown, Steven Dr. S.C.                                       --      7,811.75       523.06       955.00      9,289.81      9,289.81
Cass Communications                                          --     25,643.33     2,116.35     2,710.73     30,470.41     30,470.41
Center for Women's Health (Ste. 108)                   7,345.00      7,676.25       267.94       508.50      8,452.69            --
Disciplined Investment (Ste. 209/211)                  4,458.67     13,083.63       458.48     1,200.69     14,742.80            --
Estima                                                 3,157.00      3,681.80       265.27       130.00      4,077.07            --
Evanston Medical Specialists (Ste. 404)                      --      6,068.81     1,549.83       858.10      8,476.74            --
Evanston Medical Specialists (Ste. 404A) (1)           4,755.08      3,187.61       738.79           --      3,926.40            --
Federal Express                                              --      2,766.88        48.86           --      2,815.74      2,815.74
Ferguson JH & Associates                                     --      6,610.19       491.59       195.00      7,296.78      7,296.78
Hodur, James R. D.D.S.                                 3,658.33      4,368.24       365.27       215.00      4,948.51      4,948.51
Kaffeehaus 1800 (3)                                    4,500.00      4,815.00           --       270.34      5,085.34            --
LIM Management, Inc.                                         --      1,614.58       104.46        65.00      1,784.04      1,784.04
National Equipment Services                            2,629.19      2,685.73        56.92        65.00      2,807.65      2,807.65
Olde Discount Corporation                              4,628.75      4,628.75       161.38        65.00      4,855.13      4,855.13
Papageorge Hair Salon                                  1,625.00      2,275.00        36.18       130.00      2,441.18      2,441.18
Price Marketing Group                                        --      2,515.94       207.85       246.60      2,970.39      2,970.39
Sachs Group                                                  --     34,925.38     2,063.26     1,838.62     38,827.26            --
Shared Technologies                                      241.67        870.00           --           --        870.00        870.00
St. Francis Hospital (Ste. 106)                              --      4,536.75       158.27       211.25      4,906.27            --
Systat, Inc.                                          19,034.83     18,705.00     1,847.88       325.00     20,877.88     20,877.88
Tye, Richard                                                 --      4,729.42       147.28       565.50      5,442.20      5,442.20
Winter, Arthur                                         2,626.75      3,713.63       269.98           --      3,983.61      3,983.61
Yahav, Jonathan, D.D.S.                                1,932.00      2,116.00       186.92        65.00      2,367.92      2,367.92
Yamada & Associates                                    2,411.92      2,529.00       189.38        65.00      2,783.38      2,783.38
ZS Associates (Ste. 700)                                     --     46,938.09     3,976.31     1,710.33     52,624.73     52,624.73
ZS Associates (Ste. 400)                                     --      4,799.50       110.18           --      4,909.68      4,909.68
ZS Associates (Ste. 401)                                     --     10,757.81       254.80       390.00     11,402.61     11,402.61
                                                      =============================================================================
                                                      67,077.59    252,060.23    17,528.81    13,735.05    283,324.09    177,145.01

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        AUGUST
                                                            PR'S       & PRIOR                                   TOTAL        TOTAL
                                                         PRORATA       BALANCE      BALANCE       BALANCE         SR'S         PR'S
TENANT                                                     SHARE           O/S    PRIOR 8/1   OR 8/1 PMTS    SHARE O/S    SHARE O/S
-----------------------------------------------------------------------------------------------------------------------------------
Academic Counseling                                     1,847.98            --           --            --           --           --
Block, Keith M.D. (Ste. 513)                                  --      3,668.01           --      3,668.01       591.61     3,076.40
Block, Keith M.D. (Ste. 390)                                  --      6,880.05           --      6,880.05     1,109.69     5,770.36
Block, Keith M.D. (Ste. 515)                                  --      7,136.45           --      7,136.45     1,151.04     5,985.41
Brown, Steven Dr. S.C.                                  7,791.45            --           --            --           --           --
Cass Communications                                    25,555.83            --           --            --           --           --
Center for Women's Health (Ste. 108)                          --     17,070.70     8,618.01      8,452.69     9,981.35     7,089.35
Disciplined Investment (Ste. 209/211)                         --     14,756.24        13.44     14,742.80     2,391.31    12,364.93
Estima                                                        --      4,077.07           --      4,077.07       657.59     3,419.48
Evanston Medical Specialists (Ste. 404)                       --      8,751.52       274.78      8,476.74     1,642.00     7,109.52
Evanston Medical Specialists (Ste. 404A) (1)                  --      3,926.40           --      3,926.40       633.90     3,293.11
Federal Express                                         2,361.59            --           --            --           --           --
Ferguson JH & Associates                                6,119.88            --           --            --           --           --
Hodur, James R. D.D.S.                                  4,150.36            --           --            --           --           --
Kaffeehaus 1800 (3)                                           --      5,085.34           --      5,085.34       820.22     4,265.12
LIM Management, Inc.                                    1,496.29            --           --            --           --           --
National Equipment Services                             2,354.80            --           --            --           --           --
Olde Discount Corporation                               4,072.04            --           --            --           --           --
Papageorge Hair Salon                                   2,047.44            --           --            --           --           --
Price Marketing Group                                   2,491.29            --           --            --           --           --
Sachs Group                                                   --     40,428.15     1,600.89     38,827.26     7,863.35    32,564.80
Shared Technologies                                       729.68            --           --            --           --           --
St. Francis Hospital (Ste. 106)                               --      9,812.54     4,906.27      4,906.27     5,697.60     4,114.94
Systat, Inc.                                           17,510.48            --           --            --           --           --
Tye, Richard                                            4,564.43            --           --            --           --           --
Winter, Arthur                                          3,341.09            --           --            --           --           --
Yahav, Jonathan, D.D.S.                                 1,986.00            --           --            --           --           --
Yamada & Associates                                     2,334.45            --           --            --           --           --
ZS Associates (Ste. 700)                               44,136.87            --           --            --           --           --
ZS Associates (Ste. 400)                                4,117.80            --           --            --           --           --
ZS Associates (Ste. 401)                                9,563.48            --           --            --           --           --
                                                      =============================================================================
                                                      148,573.23    121,592.47    15,413.39    106,179.08    32,539.05    89,053.42

NOTES:
------

(1) Evanston Medical (Ste. 404A) has an installment note payment of $982.48 due on the first of the month through November 1, 1998 due 100% to seller, seller will retain such note. Seller has not collected for August, 1998.

(2) Paging Network also has a security deposit of $500.00.

(3) Kaffeehaus 1800 cancelled one space as of 8/1/98, is now only renting two spaces.

                                  SCHEDULE E
-------------------------------------------------------------------------------

1800 SHERMAN OFFICE BUILDING
PARKING TAX-(7/21/98-8/31/98)
PRORATION MADE AS OF:                  11:59 PM, WEDNESDAY, AUGUST 5, 1998

-------------------------------------------------------------------------------------------------
                                           AUGUST                                           TOTAL
                                          PARKING     CHARGES   BALANCE       BALANCE        PR'S
TENANT                                        TAX        PAID   PRIOR 8/1 FOR 8/1 PMTS  SHARE O/S
-------------------------------------------------------------------------------------------------
Academic Counseling                          4.00        4.00           -            -          -

Block, Keith M.D. (Ste. 513)                    -           -           -            -          -

Block, Keith M.D. (Ste. 390)                30.00           -           -        30.00      30.00

Block, Keith M.D.(Ste. 515)                 40.00           -           -        40.00      40.00

Brown, Steven Dr. S.C.                     228.00      228.00           -            -          -

Cass Communications                        100.00      100.00           -            -          -

Center for Women's Health (Ste. 106)        82.00           -      183.68        82.00     265.68

Disciplined Investment                      70.00           -           -        70.00      70.00

Estima                                       8.00           -           -         8.00       8.00

Evanston Medical Specialists (Ste. 404)     24.00           -       54.00        24.00      78.00

Evanston Medical Specialists (Ste. 404)(1)      -           -           -            -          -

Federal Express                                 -           -           -            -          -

Ferguson JH & Associates                    12.00       12.00           -            -          -

Hodur, James R. D.D.S.                      64.00       64.00           -            -          -

Kaffeehaus 1800                              8.00           -           -         8.00       8.00

LIM Management, Inc.                         4.00        4.00           -            -          -

National Equipment Services                  4.00        4.00           -            -          -

Olde Discount Corporation                    4.00        4.00           -            -          -

Paging Network of Illinois                      -           -           -            -          -

Papageorge Hair Salon                        8.00        8.00           -            -          -

Price Marketing Group                        8.00        8.00           -            -          -

Sachs Group                                 48.00           -           -        48.00      48.00

Shared Technologies                             -           -           -            -          -

St. Francis Hospital (Ste. 106)             20.00           -       20.00        20.00      40.00

Systat, Inc.                                20.00       20.00           -            -          -

Tye Richard                                 44.00       44.00           -            -          -

Winter, Arthur                                  -           -           -            -          -

Yahav, Jonathan, D.D.S.                      4.00        4.00           -            -          -

Yamada & Associates                          4.00        4.00           -            -          -

ZS Associates (Ste. 700)                   104.00      104.00           -            -          -

ZS Associates (Ste. 400)                        -           -           -            -          -

ZS Associates (Ste. 401)                    24.00       24.00           -            -          -
                                          -------------------------------------------------------
                                           966.00      636.00      257.68       330.00     587.68

PARKING TAX COLLECTED 7/21/98-7/31/98                  248.00
                                                       ======
TOTAL                                                  884.00
